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                   ELEVENTH AMENDMENT TO AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF FELCOR SUITES LIMITED PARTNERSHIP

         This Eleventh Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership (the "Amendment"), is entered into as of July 28, 1998, by and between FelCor Suite Hotels, Inc., a Maryland corporation, as General Partner, and all other persons and entities who are or shall in the future become limited partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                R E C I T A L S:

         A. The parties have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as previously amended (the "Partnership Agreement"), pursuant to which they formed a Delaware limited partnership under the name "FelCor Suites Limited Partnership" (the "Partnership").

         B. Pursuant to Section 1.2 of the Partnership Agreement, the General Partner is authorized to change the name of the Partnership at any time and from time to time.

         C. The General Partner desires to exercise such authority by amending the Partnership Agreement as provided herein to change the name of the Partnership.

         NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement.

         2. Amendment of Partnership Agreement. The first sentence in Section
1.2 of the Partnership Agreement is hereby amended to read in its entirety as:
"The name of the Partnership shall be "FelCor Lodging Limited Partnership"."

         IN WITNESS WHEREOF, the General Partner has caused this Amendment to be duly executed in its respective capacities set forth below as of the date first set forth above.

                                            GENERAL PARTNER:

                                            FELCOR LODGING TRUST INCORPORATED, a
                                            Maryland corporation formerly known
                                            as FelCor Suite Hotels, Inc.



                                            By:  /s/ Lawrence D. Robinson
                                                -------------------------------
                                                     Lawrence D. Robinson,
                                                     Senior Vice President

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                            LIMITED PARTNERS (for all the Limited Partners now
                            and hereafter admitted as limited partners of the Partnership, pursuant to the powers of attorney in favor of the General Partner contained in Section
                            1.4 of the Partnership Agreement):

                            By:  FELCOR LODGING TRUST INCORPORATED,
                                 a Maryland corporation, formerly known as
                                 FelCor Suite Hotels, Inc., acting as General
                                 Partner and as duly authorized attorney-in-fact



                                 By:  /s/ Lawrence D. Robinson
                                     -------------------------------------------
                                     Lawrence D. Robinson, Senior Vice President




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